UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest  event  reported):  October 9, 1998
                                   (October 6, 1998)

       Commission File Number                     0-18952

                                NTS-PROPERTIES PLUS LTD.
            (Exact name of registrant as specified in its charter)

          Florida                                          61-1126478
(State or other jurisdiction of                (I.R.S. Employer Identification
incorporation or organization)                  No.)

   10172 Linn Station Road
   Louisville, Kentucky                                    40223
(Address of principal executive                          (Zip Code)
offices)

Registrant's telephone number,
including area code                                   (502) 426-4800

                              Not Applicable
           Former name, former address and former fiscal year,
                       if changed since last report




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Item 7. Financial Statements and Exhibits
-----------------------------------------

It is impracticable for the Partnership to file the required financial statements and proforma financial information at the time of filing this Form 8-K. The Partnership will file the required financial statements and proforma financial information as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            NTS-PROPERTIES PLUS, LTD.

                                               (Registrant)

                                          BY:   NTS-Properties Plus Associates,
                                                General Partner
                                                BY: NTS Capital Corporation,
                                                    General Partner




                                          /s/ Lynda J. Wilbourn
                                          Lynda J. Wilbourn
                                          Vice President



Date:    October 9, 1998

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